UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2019
NorthStar Realty Europe Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-37597	32-0468861
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 25, 2019, NorthStar Realty Europe Corp. (the “Company”), a Maryland corporation, held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposed merger of the Company and a subsidiary of AXA Investment Managers – Real Assets identified in the definitive proxy statement that it filed with the U.S. Securities and Exchange Commission on August 14, 2019.

As of the close of business on August 12, 2019, the record date for the Special Meeting, there were 50,289,245 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding and entitled to vote.  Holders of 36,311,673 shares of Common Stock, representing a like number of votes and approximately 72.2% of the shares of Common Stock outstanding and entitled to vote on the record date, were present at the Special Meeting, either in person or by proxy.

At the Special Meeting, stockholders of the Company approved the proposal to approve the merger of the Company with and into Nighthawk Merger Sub LLC (“Merger Sub”), a wholly-owned subsidiary of CoRE PANEURO 2019 13 S.à.r.l. (“Parent”), with Merger Sub surviving the merger, pursuant to the terms of the Agreement and Plan of Merger, dated July 3, 2019, among Parent, Merger Sub, the Company, NorthStar Realty Europe Limited Partnership and Nighthawk Partnership Merger Sub LLC, as it may be amended from time to time in accordance with its terms (the “Merger Proposal”). The number of votes cast for or against, as well as abstentions, with respect to the Merger Proposal, is set out below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,069,161	120,935	121,577	0

Item 8.01. Other Events.

On September 25, 2019, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by NorthStar Realty Europe Corp., dated September 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY EUROPE CORP.
	By:	/s/ Trevor K. Ross
		Name:	Trevor K. Ross
		Title:	Executive Vice President, General Counsel and Secretary
Date: September 25, 2019

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by NorthStar Realty Europe Corp., dated September 25, 2019